Exhibit 10.2

代付货款协议书

                   Agreement of Collection and Transfer of Payment

甲方：隆基木业有限公司（付款方）
乙方：东莞市荣泽贸易有限公司（代付方）
丙方：东莞市厚街波涛木业经营部（收款方）

Party A: Green Dragon Wood Products Co. Ltd.
Party B: Dongguan Rong Ze Trading Co. Ltd.
Party C: Dongguan Houjie Bo Tao Wood Trading Office

因甲方向丙方采购木制品，需按与丙方合同的约定及时向丙方支付定金及结算余款；又因乙方长期购买甲方产品须向甲方支付货款，且乙方与丙方经营地均在东莞有代付款的便利,现甲乙丙三方就乙方代甲方付款给丙方事宜定立本协议。

Party A purchases wood products from Party C, so Party A need to make deposit and balance payment to Party C on time according to payment terms in the Contract. In the meantime, Party B purchases products from Party A in a long run. Since both Party B and Party C are located in Dongguan, it is convenient for Party B to settle payment to Party C on behalf of Party A.

This Agreement of Collection and Transfer of Payment (hereinafter referred to as “Agreement”) has been agreed among Party A, Party B and Party C for the purpose of collection and transfer of payment from Party B, on behalf of Party A, to Party C.

一、 甲方为履行与丙方的销售合同及时向丙方付款，委托乙方代付款给丙方。

1)	Based on Sales contract between Party A and Party C, Party B, Party A authorize party B to make payment to Party C under the instruction of Party A.

二、 乙方同意代甲方付款给丙方，承诺按甲方指令及时向丙方付款。因乙方与丙方无任何其他经济往来，所有乙方支付给丙方的款项均为按甲方指令的代付款。

2)
Party B agrees to pay for Party A, and promises to follow the instruction from Party A to make payment to Party C on time. Due to no business relationship between Party B and Party C, all the payment made by Party B to Party C is for Party A and under Party A’s instruction.

三、 丙方收到乙方支付的款项，即为收到甲方按销售合同付款，应立即按销售合同将款项专门用于安排备货事宜，包括但不限于向供应商购买原材料、支付加工厂加工费以便尽快交货给甲方。如丙方交货后，经甲、丙双方按销售合同结算发现乙方代付款项有结余，丙方应于结算后尽快将款项直接返还给甲方。

3)
All the payment Party C receives from Party B is the settlement of Sales Contract from Party A. Therefore, Party C should prepare for product delivery right after receiving the payment from Party B, including but not limited to purchasing raw materials and paying for manufacturing overhead in order to deliver to Party A the soonest. If there is overpayment arisen from the settlement between Party A and Party C after Party C delivers the goods to Party A, Party C should refund the overpayment amount to Party A directly as soon as possible.

四、 乙方与甲方就代付款的结算：代付款从乙方欠甲方的货款中抵扣，但乙方应凭付款给丙方的有效凭证与甲方结算并抵扣代付款。

4)	Settlement between Party A and Party B:

The amount Party B paid to Party C should be deducted from the total due payment Party B owes Party A.

All the payment Party C receives from Party B should be deducted from the total due payment Party B owes Party C.

五、 对帐时间：每月月底甲方将分别与乙、丙方对帐。

5)	Statement date: At the end of each month, Party A checks the account statement with Party B and Party C respectively.

六、 违约责任：

6)	Breach of Contract

1、 甲方应按与丙方的销售合同约定及时向乙方发出付款指令，如甲方迟延发出付款指令，甲方应自行对丙方承担逾期付款责任。

a)
Party A should give the payment instructions to Party B based on the Sales contract with Party C. If Party A delayed the payment instructions, Party A should take the responsibilities due to late payment.

2、 如果乙方没有依照甲方的指令及时付款给丙方，乙方亦有义务及责任按时支付甲方的货款。

b)	If Party B didn’t follow Party A’s instructions to make payment to Party C on time, Party B has responsibility to settle the payment to Party A on time.

3、 丙方应遵守与甲方约定的“专款专用”原则，不得擅自改变甲方支付款项用途。否则，丙方应向甲方赔偿因此而造成的任何损失，如造成逾期交货还应按合同约定承担违约责任。

c)
Purpose.  Specific purpose of payment from Party A to Party C shall be strictly spent on production for Party A. Change of the purpose is not allowed, otherwise, Party C should compensate Party A for any loss caused by such fault.  If delivery is delayed, Party A should also be liable for breach of contract.

4、 甲方与乙方之间的付款、交货的有关法律责任，按甲乙双方的合同约定承担。

d)	Legal liabilities about payment and delivery between Party A and Party B shall be borne by both parties of the contract.

七、 甲乙丙方应尽量通过协商和谈判手段来解决纷争，如果最终不能和解，三方都愿意根据中国人民共和国的法律在合同履行地东莞的有管辖权法院诉讼解决。

7)
All disputes arising from or in connection with this agreement of the execution thereof shall be settled through friendly negotiations. In case no settlement can be reached, the case in dispute shall then be submitted to Dongguan court with jurisdiction for arbitration in accordance with Law of PRC.

八、 此合同一式三份，三方签署后正式生效，直到任何一方提出解约为止。

8)	Contract in triplicate and shall come into effect from the date when the contract is signed by Party A, B and C.

甲方：
Party A:
乙方：
Party B:
丙方：
Party C:

签订日期：   2010  年   3  月    1  日
Date of signing: